TOLIC LETTERHEAD

March 19, 2004

Securities and Exchange Commission

450 Fifth Street, NW
Washington, D.C. 20549

Re:  Transamerica Occidental Life Separate Account VUL-3 of Transamerica Occidental Life Insurance

       Company (File No. 333-91851)

Dear Sir or Madam:

On behalf of Transamerica Occidental Life Separate Account VUL-3 of Transamerica Occidental Life Insurance Company (“separate account”), incorporated by reference are the Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Series Fund, Inc., Munder Net50, Van Kampen Emerging Growth, T. Rowe Price Small Cap, Alger Aggressive Growth, Third Avenue Value, LKCM Strategic Total Return, Clarion Real Estate Securities, Federated Growth & Income, AEGON Bond, Transamerica Money Market, Marsico Growth, Transamerica Equity, GE U.S. Equity, Transamerica Growth Opportunities, Great Companies--Americasm, Transamerica Convertible Securities, Salomon All Cap, Dreyfus Mid Cap, PBHG/NWQ Value Select, Capital Guardian Value, Capital Guardian U.S. Equity, PBHG Mid Cap Growth, T. Rowe Price Equity Income, Transamerica Value Balanced, American Century International, Templeton Great Companies Global, Great Companies – Technologysm, Janus Growth, Janus Balanced, PIMCO Total Return, Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio, Asset Allocation – Growth Portfolio, Transamerica U.S. Government Securities, and J.P. Morgan Enhanced Index; the Variable Insurance Products Fund Fidelity VIP Equity-Income Portfolio – Service Class 2, the Variable Products Fund II Fidelity VIP Contrafund® Portfolio – Service Class 2; and the Variable Insurance Products Fund III Fidelity VIP Growth Opportunities Portfolio – Service Class 2.

Entity:                    AEGON/Transamerica Series Fund, Inc.

File No.:                 33-507

Date of Filing:        March 4, 2004

Accession No.:       0001206774-04-000105

CIK:                        0000778207

Entity:                   Variable Insurance Products Fund Fidelity Equity-Income Portfolio, Service Class 2

File No.:                002-75010

Date of Filing:      March 1, 2004

Accession No.:     0000356494-04-000004

CIK:                     0000356494

Entity:                   Variable Insurance Products Fund II Fidelity Contrafund® Portfolio, Service Class 2

File No.:                33-20773

Date of Filing:       March 1, 2004

Accession No.:      0000356494-04-000003

CIK:                       0000831016

Securities and Exchange Commission

March 19, 2004

Page Two

Entity:                   Variable Insurance Products Fund III Fidelity Growth Opportunities Portfolio, Service Class 2

File No.:                33-54837

Date of Filing:       March 1, 2004

Accession No.:      0000356595-04-000005

CIK:                      0000927384

These Annual Reports are for the period ended December 31, 2003 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,
/s/ Priscilla I. Hechler
Priscilla I. Hechler Assistant Vice President and Assistant Secretary

cc:      Thomas E. Pierpan, Esq.

           Connie Roman